EXHIBIT 10.7

SIXTH AMENDMENT TO

AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

THIS SIXTH AMENDMENT TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT ("this Amendment") is entered into on the 12th day of November, 1999, to be effective upon satisfaction of the conditions set forth herein, by and among MMI PRODUCTS, INC., a Delaware corporation ("MMI"), SECURITY FENCE SUPPLY CO., INC., a Maryland corporation ("Security") (MMI and Security are hereinafter collectively referred to as "Borrower"), FLEET CAPITAL CORPORATION, a Rhode Island corporation, successor by merger to Fleet Capital Corporation, a Connecticut corporation, formerly known as Shawmut Capital Corporation, a Connecticut corporation, successor in interest by assignment to Barclays Business Credit, Inc., a Connecticut corporation ("Fleet"), and TRANSAMERICA BUSINESS CREDIT CORPORATION, a Delaware corporation ("Transamerica") (Fleet and Transamerica are hereinafter collectively referred to as "Lenders" and each as a "Lender"), and Fleet, as collateral agent for Lenders ("Collateral Agent").

RECITALS

A. MMI, Lenders and Collateral Agent have entered into that certain Amended and Restated Loan and Security Agreement, dated as of December 13, 1996, as amended by (i) that certain First Amendment to the Amended and Restated Loan and Security Agreement, dated as of April 15, 1997, (ii) that certain Second Amendment to the Amended and Restated Loan and Security Agreement, dated as of June 11, 1997, (iii) that certain Third Amendment to the Amended and Restated Loan and Security Agreement, dated as of February 18, 1998, (iv) that certain Fourth Amendment to the Amended and Restated Loan and Security Agreement, dated as of April 14, 1998, and (v) that certain Fifth Amendment to the Amended and Restated Loan and Security Agreement, dated as of October 6, 1998 (as amended, the "Loan Agreement")

B. Borrower's parent corporation, Merchants Metals Holding Company ("Parent"), desires to effect a recapitalization ("Recapitalization") pursuant to which, among other things, (i) Parent will merge with MMHC 1999 Merger Company, with Parent being the surviving corporation, (ii) Parent will repurchase all of its issued and outstanding common stock and options to purchase its common stock from the holders thereof for approximately $132,500,000, (iii) certain existing stockholders of Parent and certain new investors will purchase newly issued shares of common stock and preferred stock of Parent for approximately $65,746,700, and (iv) Parent will enter into a Subordinated Credit Agreement and Warrant Agreement with Citicorp Mezzanine Partners, L.P. ("CMP") in which the Parent will borrow $69,200,000 and issue a warrant to CMP for the purchase of 10% of Parent's common stock on a fully diluted basis.

C. Borrower, Lenders and Collateral Agent desire to amend the Loan Agreement and the Other Agreements (i) to allow and provide for the Recapitalization, and (ii)  to allow and provide for certain other matters, all as hereinafter set forth.

NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:

ARTICLE I

Definitions

1.01 Capitalized terms used in this Amendment are defined in the Loan Agreement, as amended hereby, unless otherwise stated.

ARTICLE 11

Amendments

Effective as of the Effective Date hereof, the Loan Agreement is hereby amended as follows:

2.01 Amendment to Section 1.1 of the Loan Agreement; Amendment and Restatement of Certain Definitions. Effective upon satisfaction of the conditions set forth in Article III of this Amendment, the following definitions appearing in Section 1.1 of the Loan Agreement are hereby amended and restated as follows:

"Applicable Test Period - with respect to any Distribution to enable Parent to pay scheduled payments of interest when due in respect of the Parent Subordinated Credit Facility, the twelve-month period ending on the Parent Subordinated Credit Facility Distribution Test Date immediately preceding the Parent Subordinated Credit Facility Distribution Date in question."

"New Preferred Stock - means the Preferred Stock of Parent, $.01 par value."

2.02 Amendment to Section 1.1 of the Loan Agreement; Addition of Certain Definitions. Effective upon satisfaction of the conditions set forth in Article III of this Amendment, Section 1.1 of the Loan Agreement is hereby amended by adding the following definitions thereto in proper alphabetical order:

"CitiVent Group - means, collectively CitiVent and CCT Partners III, L.P.

"Parent Subordinated Credit Facility - means the $69,200,000 credit facility entered into by Parent with Citicorp Mezzanine Partners, L.P. ("CMP") pursuant to a Subordinated Credit Agreement, on the date of the Sixth Amendment, as in effect on the date of the Sixth Amendment."

"Parent Subordinated Credit Facility Distribution Date - means the later of (a) May 15 and November 15 of each calendar year or (b) at least five (5) business days following the delivery by Borrower to Collateral Agent and Lenders of the monthly financial statements required by Section 9.1(J)(ii) hereof with respect to the monthly accounting period ending on a Parent Subordinated Credit Facility Distribution Test Date."

"Parent Subordinated Credit Facility Distribution Test Date - means the last day of Borrower's fiscal accounting period for each of March and September."

"Related Person - of any Person means any other Person directly or indirectly owning (a) 5% of more of the outstanding common stock of such Person (or, in the case of a Person that is not a corporation, 5% or more of the equity interests in such Person) or (b) 5% or more of the combined voting power of the voting capital stock of such Person."

"Sixth Amendment - the Sixth Amendment to Amended and Restated Loan and Security Agreement dated as of November 12, 1999 by and among Borrower, Lenders and Collateral Agent."

2.03 Amendment to Section 1.1 of the Loan Agreement; Deletion of Certain Definitions. Effective upon satisfaction of the conditions set forth in Article III of this Amendment, Section 1.1 of the Loan Agreement is hereby amended by deleting the definitions of "Contribution", "LLC", "New Preferred Stock Distribution Date" and "New Preferred Stock Distribution Test Date" therefrom.

2.04. Amendment to Section 9.2(I) of the Loan Agreement.  Effective upon satisfaction of the conditions set forth in Article III of this Amendment, Section 9.2(I) of the Loan Agreement is hereby deleted in its entirety and the following is inserted in lieu thereof:

"(I) Distributions. Declare or make, or permit any Subsidiary to declare or make, any Distributions (other than (i) dividends to Parent to facilitate repurchases of capital stock of Parent, not to exceed an aggregate of $2,000,000 during the term of this Agreement, from Persons who will be, or are, no longer employed by Parent or Borrower, provided that no Default or Event of Default exists either before or after giving effect to such Distributions, (ii) Distributions made on the Closing Date in connection with the recapitalization of Parent referred to in Section 2.1(D); (iii) the Distribution to Parent on or after the date of the Sixth Amendment of not more than $40,000 for purposes of paying a portion of the costs and expenses associated with the recapitalization of Parent; or (iv) Distributions to Parent to enable Parent to pay scheduled payments of interest when due in respect of the Parent Subordinated Credit Facility if (a) Revolving Credit Availability on the date of such Distribution exceeds $4,000,000 after giving effect to such Distribution, (b) average Revolving Credit Availability for the three months ending on the date of such Distribution exceeds $4,000,000 after giving effect to such Distribution, (c) no Event of Default exists either before or after giving effect to such Distribution, (d) after giving effect to such Distribution, Borrower has Excess Cash Flow of not less than $0.00 for the Applicable Test Period, and (e) Borrower has delivered to Collateral Agent a Parent Subordinated Credit Facility Compliance Certificate in the form of Exhibit V hereto, demonstrating that the preceding conditions have been met."

2.05 Amendment to Section 11.1(P) of the Loan Agreement. Effective upon satisfaction of the conditions set forth in Article III of this Amendment, Section 11.1(P) of the Loan Agreement is hereby deleted in its entirety and the following is inserted in lieu thereof:

"(P) Change of Ownership of Parent. (i) the CitiVent Group shall at any time, in the aggregate, cease to own, directly or indirectly, at least sixty-six and two-thirds percent (66 2/3%) of the outstanding common stock of Parent, with respect to equity ownership and not voting power, or (ii) the CitiVent Group shall at any time, in the aggregate, cease to own, the ability to control directly or indirectly, at least forty-nine and one-half percent (49.5%) of the vote of the outstanding capital stock of Parent, or (iii) any Person or group of Persons, other than the CitiVent Group, is or becomes the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Securities Exchange Act of 1934 (as amended from time to time, and any successor statute) or any successor provisions thereto, except that a Person shall be deemed to have "beneficial ownership" of all shares that any such Person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of more than fifty percent (50%) of the total voting power of the voting stock of Parent (or Parent's successor in the event of a merger or consolidation)."

2.06 Amendment to Section 13.10 of the Loan Agreement. Effective upon satisfaction of the conditions set forth in Article III of this Amendment, Section 13.10 of the Loan Agreement is hereby deleted in its entirety and the following is inserted in lieu thereof:

"13.10. Notice. Except as otherwise expressly provided herein, all notices, requests and demands to or upon a party hereto shall be in writing, and shall be deemed to have been validly served, given or delivered (A) if sent by certified or registered mail against receipt, three (3) Business Days after deposit in the mail, postage prepaid, or, if earlier, when delivered against receipt, (B) if sent by telegraphic notice, when delivered to the telegraph company, or (C) if sent by any other method, upon actual delivery, in each case addressed as follows:

If to Collateral Agent: Fleet Capital Corporation
2711 North Haskell
Suite 2100, LB 21
Dallas, Texas 75204
Fax: (214)828-6530
Attention: Loan Administration Manager

w/ a courtesy copy to: Patton Boggs LLP
2001 Ross Avenue, Suite 3000
Dallas, Texas 75201
Fax: (214)758-1550
Attention: R. Jeffery Cole

If to Borrower: MMI Products, Inc.
Security Fence Supply Co., Inc.
515 W. Greens Road, Suite 710
Houston, Texas 77067
Fax: (713)876-1648
Attention: President

w/ a courtesy copy to: Weil, Gotshal & Manges LLP
100 Crescent Court, Suite 1300
Dallas, Texas 75201-6950
Fax: (214)746-7777
Attention: Michael A. Saslaw, Esq.

If to Lenders: Fleet Capital Corporation
2711 North Haskell
Suite 2100, LB 21
Dallas, Texas 75204
Fax: (214)828-6530
Attention: Loan Administration Manager

Transamerica Business Credit Corporation
8750 West Bryn Mawr Avenue, Suite 720
Chicago, Illinois 60631
Fax: (773)380-6179
Attention: Terry Gerlach

or to such other address as each party may designate for itself by like notice given in accordance with this Section 13.10; provided, however, that any notice, request or demand to or upon Collateral Agent pursuant to Section 2.4 and Section 3.4 shall not be effective until received by Collateral Agent."

2.07 Amendment to Exhibit G to Loan Agreement. Effective upon satisfaction of the conditions set forth in Article III of this Amendment, Exhibit G to the Loan Agreement (Capital Structure) is hereby deleted in its entirety and replaced with the Exhibit G attached hereto as Annex A.

2.08 Amendment to Exhibit I to Loan Agreement. Effective upon satisfaction of the conditions set forth on Article III of this Amendment, Exhibit I to the Loan Agreement (Litigation) is hereby deleted in its entirety and replaced with the Exhibit I attached hereto as Annex B.

2.09 Addition of new Exhibit V to Loan Agreement. Effective upon satisfaction of the conditions set forth on Article III of this Amendment, the Loan Agreement is hereby amended by adding a new Exhibit V thereto, which is attached hereto as Annex C.

ARTICLE III

Conditions Precedent

3.01 Conditions to Effectiveness. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent, unless specifically waived in writing by Lenders:

(a) Collateral Agent shall have received on behalf of the Lenders;

(i) this Amendment, duly executed by Borrower;

(ii) a consent, ratification and release executed by Parent, in form and substance satisfactory to Lenders; and

(iii) such additional documents, instruments and information as Collateral Agent, Lenders or their legal counsel may reasonably request.

(b) The representations and warranties contained herein and in the Loan Agreement and the Other Agreements, as each is amended hereby, shall be true and correct as of the date hereof, as if made on the date hereof, except with regard to the good standing of MMI in Texas,

(c) No Default or Event of Default shall have occurred and be continuing, unless such Event of Default has been specifically waived in writing by Lenders; and

(d) All corporate proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be satisfactory to Collateral Agent, Lenders and their legal counsel.

ARTICLE IV

Waiver and Consent

5.01 It is acknowledged that MMI is not in good standing in the state of Texas. Lenders hereby waive any Event of Default as a result of MMI not having such good standing; provided, that, MMI obtains good standing in the state of Texas within thirty (30) days after the Sixth Amendment.

Except as set forth in the previous paragraph, nothing contained herein shall be construed as a waiver by Collateral Agent or Lenders of any covenant or provision of the Loan Agreement, the Other Agreements, this Amendment, or of any other contract or instrument between Borrower, Collateral Agent and/or Lenders, and the failure of Collateral Agent or Lenders at any time or times hereafter to require strict performance by Borrower of any provision thereof shall not waive, affect or diminish any right of Collateral Agent or Lenders to thereafter demand strict compliance therewith. Collateral Agent and Lenders hereby reserve all rights granted under the Loan Agreement, the Other Agreements, this Amendment and any other contract or instrument between Borrower, Collateral Agent and Lenders.

ARTICLE V

Ratifications, Representations and Warranties

6.01 Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Loan Agreement and the Other Agreements, and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Loan Agreement and the Other Agreements are ratified and confirmed and shall continue in full force and effect. Borrower, Collateral Agent and Lenders agree that the Loan Agreement and the Other Agreements, as amended hereby, shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

6.02 Representations and Warranties. Each Borrower hereby represents and warrants to Collateral Agent and Lenders that (a) the execution, delivery and performance of this Amendment and any and all Other Agreements executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of such Borrower and will not violate the Certificate/Articles of Incorporation or Bylaws of such Borrower; (b) the representations and warranties contained in the Loan Agreement, as amended hereby, and any Other Agreement are true and correct on and as of the date hereof and on and as of the date of execution hereof as though made on and as of each such date, except that MMI is not in good standing in Texas; (c) no Default or Event of Default under the Loan Agreement, as amended hereby, has occurred and is continuing, unless such Default or Event of Default has been specifically waived in writing by Collateral Agent and Lenders; (d) such Borrower is in full compliance with all covenants and agreements contained in the Loan Agreement and the Other Agreements, as amended hereby; and (e) MMI has not amended its Certificate Incorporation or its Bylaws since the date of the Loan Agreement, except for a restatement of the Certificate of Incorporation which merely restates and integrates, but does not further amend, the Certificate of Incorporation.

ARTICLE VI

Miscellaneous Provisions

7.01 Survival of Representations and Warranties. All representations and warranties made in the Loan Agreement or any Other Agreement, including, without limitation, any document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the Other Agreements, and no investigation by Collateral Agent or Lenders or any closing shall affect the representations and warranties or the right of Collateral Agent or Lenders to rely upon them.

7.02 Reference to Loan Agreement. Each of the Loan Agreement and the Other Agreements, and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Loan Agreement, as amended hereby, are hereby amended so that any reference in the Loan Agreement and such Other Agreements to the Loan Agreement shall mean a reference to the Loan Agreement as amended hereby.

7.03 Expenses of Collateral Agent and Lenders. As provided in the Loan Agreement, Borrower agrees to pay on demand all costs and expenses incurred by Collateral Agent and Lenders in connection with the preparation, negotiation, and execution of this Amendment and the Other Agreements executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the costs and fees of Collateral Agent's and Lenders' legal counsel, and all costs and expenses incurred by Collateral Agent and Lenders in connection with the enforcement or preservation of any rights under the Loan Agreement, as amended hereby, or any Other Agreements, including, without limitation, the costs and fees of Collateral Agent's and Lenders' legal counsel.

7.04 Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

7.05 Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of Collateral Agent, Lenders and Borrower and their respective successors and assigns, except that Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of Collateral Agent.

7.06 Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

7.07 Effect of Waiver. No consent or waiver, express or implied, by Collateral Agent or Lenders to or for any breach of or deviation from any covenant or condition by Borrower shall be deemed a consent to or waiver of any other breach of the same or any other covenant, condition or duty.

7.08 Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

7.09 Applicable Law. THIS AMENDMENT AND ALL OTHER AGREEMENTS EXECUTED PURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

7.10 Release. BORROWER HEREBY ACKNOWLEDGES THAT IT HAS NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL, OR ANY PART OF ITS LIABILITY TO REPAY THE "OBLIGATIONS" OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM COLLATERAL AGENT OR LENDERS. BORROWER HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES COLLATERAL AGENT AND LENDERS, THEIR PREDECESSORS, OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH THE BORROWER MAY NOW OR HEREAFTER HAVE AGAINST COLLATERAL AGENT AND/OR LENDERS, THEIR PREDECESSORS, OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY "LOANS", INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE LOAN AGREEMENT OR OTHER AGREEMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT.

7.11 Final Agreement. THE LOAN AGREEMENT AND THE OTHER AGREEMENTS, EACH AS AMENDED HEREBY, REPRESENT THE ENTIRE EXPRESSION OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF ON THE DATE THIS AMENDMENT IS EXECUTED. THE LOAN AGREEMENT AND THE OTHER AGREEMENTS, AS AMENDED HEREBY, MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. NO MODIFICATION, RESCISSION, WAIVER, RELEASE OR AMENDMENT OF ANY PROVISION OF THIS AMENDMENT SHALL BE MADE, EXCEPT BY A WRITTEN AGREEMENT SIGNED BY BORROWER AND MAJORITY LENDERS.

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IN WITNESS WHEREOF, this Amendment has been executed on the date first above-written, to be effective upon satisfaction of the conditions set forth herein.

"BORROWERS"
MMI PRODUCTS, INC.

By: /s/ Robert N. Tenczar
Robert N. Tenczar,
Chief Financial Officer
SECURITY FENCE SUPPLY CO., INC.

By: /s/ Henry F. Long
Henry F. Long, III,
President

"LENDERS"
FLEET CAPITAL CORPORATION

By: Joy L. Bartholomew
Joy L. Bartholomew,
Senior Vice President

TRANSAMERICA BUSINESS CREDIT CORPORATION

By: /s/ Michael Kempel
Name: Michael Kempel
Title: Vice President

"COLLATERAL AGENT"
FLEET CAPITAL CORPORATION

By: /s/ Joy L. Bartholomew
Joy L. Bartholomew,
Senior Vice President

CONSENT, RATIFICATION AND RELEASE

The undersigned, hereby consents to the terms of the within and foregoing Amendment, confirms and ratifies the terms of its guaranty agreement, and acknowledges that its guaranty agreement is in full force and effect, that it has no defense, counterclaim, set-off or any other claim to diminish its liability under such document, that its consent is not required to the effectiveness of the within and foregoing document, and that no consent by it is required for the effectiveness of any future amendment, modification, forbearance or other action with respect to the Loans, the Collateral, or any of the Other Agreements. THE UNDERSIGNED HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES COLLATERAL AGENT AND LENDERS. THEIR PREDECESSORS, OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH THE UNDERSIGNED MAY NOW OR HEREAFTER HAVE AGAINST COLLATERAL AGENT OR LENDERS, THEIR PREDECESSORS, OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY "LOANS". INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE LOAN AGREEMENT OR OTHER AGREEMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT.

"GUARANTOR"
MERCHANTS METALS HOLDING COMPANY
By: /s/ Robert N. Tenczar
Name: Robert N. Tenczar
Title: Vice President - Finance